UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2018

CIVISTA BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

OHIO	001-36192	34-1558688
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 East Water Street,

P.O. Box 5016, Sandusky, Ohio 44870

(Address of principal executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Effective September 14, 2018, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 11, 2018, by and among Civista Bancshares, Inc., an Ohio corporation (“Civista”), Civista Bank, an Ohio-chartered bank and a wholly-owned subsidiary of Civista, United Community Bancorp, an Indiana corporation (“United Community”), and United Community Bank, a federally chartered savings bank and a wholly-owned subsidiary of United Community, United Community merged with Civista, with Civista being the surviving corporation, and United Community Bank merged with Civista Bank, with Civista Bank being the surviving banking subsidiary of Civista. Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Civista and United Community merger (the “Effective Time”), each outstanding share of United Community common stock (other than certain common stock excluded pursuant to the Merger Agreement) was converted into the right to receive $2.54 in cash and 1.027 common shares of Civista. At the Effective Time, certain United Community equity awards vested and were settled based on the merger consideration. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Civista’s Current Report on Form 8-K filed on March 11, 2018 and is incorporated by reference herein.

Civista hereby amends Item 9.01 of its Current Report on Form 8-K, dated September 14, 2018 and filed on September 14, 2018 (the “Report”), as set forth below. The purpose of the Report was to disclose, pursuant to Item 2.01, Civista’s acquisition of United Community. The purpose of this amendment is to file the required financial statements of United Community and unaudited pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of United Community Bancorp as of and for the years ended June 30, 2018 and 2017, as well as the accompanying notes thereto and the Report of Independent Registered Public Accounting Firm, are filed as Exhibits 99.1 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Civista Bancshares, Inc. as of June 30, 2018 and unaudited pro forma condensed combined statements of income of Civista Bancshares, Inc. for the year ended December 31, 2017 and for the six months ended June 30, 2018 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(c)	n/a

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger dated March 11, 2018 (incorporated by reference to Exhibit 2.1 to Civista Bancshares, Inc.’s Current Report on Form 8-K dated March 11, 2018 and filed March 12, 2018 (File No. 001-36192)).

23.1	Consent of Clark, Schaefer, Hackett & Co.*

99.1	Audited consolidated financial statements of United Community Bancorp as of and for the years ended June 30, 2018 and 2017*.

99.2	Unaudited pro forma condensed combined balance sheet of Civista Bancshares, Inc. as of June 30, 2018 and unaudited pro forma condensed combined statements of income of Civista Bancshares, Inc. for the year ended December 31, 2017 and for the six months ended June 30, 2018*

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Civista Bancshares, Inc.

Date: November 23, 2018	/s/ Todd A. Michel
Todd A. Michel,
Senior Vice President & Controller